SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              PIC INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              PIC INVESTMENT TRUST
                              300 NORTH LAKE AVENUE
                         PASADENA, CALIFORNIA 91101-4106

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

     You are cordially invited to a Special Meeting (the "Meeting") of shareholders of PIC Investment Trust (the "Trust") which will be held on October 13, 2000 at 10:00 a.m., local time, at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101. At the Meeting, you and the other shareholders of the Trust will be asked to consider:

     1. Approval of a new management agreement for each Portfolio in which the Provident Investment Counsel Funds invest.

     2. Any other business that may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on August 2, 2000 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Trustees


                                        Aaron W.L. Eubanks, Sr.
                                        Secretary

Pasadena, California
September 11, 2000

                                 PROXY STATEMENT

                                  INTRODUCTION

     This Proxy Statement is furnished to the shareholders of PIC Investment Trust (the "Trust"), on behalf of the Trust's Board of Trustees in connection with the solicitation of voting instructions for use at a Special Meeting of Shareholders of the Trust (the "Meeting") to be held on October 13, 2000, at 10:00 a.m., local time, at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is September 11, 2000.

     The Trust is part of a "master/feeder" structure. It is composed of eleven separate series (each, a "Fund" and collectively the "Funds"). Each Fund seeks to achieve its investment objective by investing in a Master Portfolio (a "Portfolio" and collectively the "Portfolios") with the same investment objective and policies as the Fund. The Portfolios are also registered management investment companies under the Investment Company Act of 1940 (the "1940 Act"). Whenever a Fund is requested to vote on a matter pertaining to a Portfolio, the Fund is required to hold a meeting of its shareholders to consider the matter.

     Each Portfolio's investment adviser is Provident Investment Counsel ("PIC"), 300 North Lake Avenue, Pasadena, California 91101. PIC is a wholly owned subsidiary of United Assets Management Corporation ("UAM"). PIC also serves as a co-administrator of the Trust.

     UAM has entered into an Agreement and Plan of Merger with Old Mutual plc and OM Acquisition Corp. (a subsidiary of Old Mutual plc) which will result in an "assignment" and automatic termination of the Portfolios' current management agreements with PIC under the 1940 Act. Accordingly, at the Meeting the shareholders of the Trust will be asked to consider:

     1. Approval of a new management agreement with PIC for each Portfolio.

     2. Any other business that may properly come before the Meeting or any adjournments thereof.

     The Trust's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, #E261, Phoenix, AZ 85018 ("FFDI"), which is an affiliate of the Trust's other co-administrator and each Portfolio's administrator, Investment Company Administration, LLC, located at the same address.

                 SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

         The following table summarizes the shareholders eligible to vote on each proposal and the vote required to approve each proposal.

Proposal Number     Proposal Description       Shareholders Entitled to Vote   Vote Required for Approval
---------------     --------------------       -----------------------------   --------------------------
      1.         To approve a new Management     Shareholders of each Fund     Approval of this proposal
                 Agreement with PIC for each     will vote separately          requires the affirmative vote
                 Portfolio                                                     of a "majority of the
                                                                               outstanding voting
                                                                               securities" of the Fund.*

----------
* Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Trust held of record by such persons. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by PIC.

     Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present and for purposes of voting on the Proposal but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or the Proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

     Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Trust at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person.

     Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN ON THE PROXY, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

                PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT

INTRODUCTION

     On June 16, 2000, Old Mutual plc, an English public limited company, ("Old Mutual"), OM Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Old Mutual ("OMAC") and United Asset Management Corporation, the parent company of PIC ("UAM"), entered into an Agreement and Plan of Merger (the "Agreement") for Old Mutual to acquire shares of UAM ("Shares") for $25 per share ("Offer Price") in cash (subject to possible downward adjustment, as described below) through a tender offer and merger (the "Transaction"). The Transaction values the equity of UAM at approximately $1.46 billion. The price to be paid in the Transaction is subject to downward adjustment in the event that UAM's revenues from assets under management, excluding the effects of market movements, decline below a specified level prior to the consummation of the offer.

     The Transaction is subject to a number of conditions, including (but not limited to): (i) tender by holders of a majority of UAM's outstanding shares;
(ii) the absence of any legal restraint or prohibition preventing the Transaction; (iii) expiration of any waiting period required by antitrust laws; and (iv) approval of the Transaction by fund and non-fund clients representing specified percentages of the revenue of UAM. The Agreement provides that, subject to the satisfaction or waiver of certain conditions, following completion of the tender offer, OMAC will be merged with and into UAM and each UAM share outstanding (other than shares held by certain dissenting shareholders) will be converted into the right to receive the tender offer price, as adjusted, or any greater amount per share paid pursuant to the tender offer. Each of the conditions may be waived in whole or in part in connection with the consummation of the Transaction. The Transaction is expected to close prior to the end of 2000, although there is no assurance that it will be consummated.

     Old Mutual plc is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. UAM has approximately $188 billion in assets under management in institutional and individual private accounts and mutual funds. The acquisition of UAM will increase Old Mutual's assets under management to approximately $275 billion.

     Upon approval of the Agreement by UAM's Board of Directors, all options to purchase Shares granted to employees and directors of UAM vested. The Agreement provides that, except as otherwise agreed by Old Mutual and the option holder, all such options that are outstanding immediately before the effective time of the Transaction will be canceled in exchange for a cash payment by UAM equal to the number of Shares subject to the option times the excess, if any, of the Offer Price over the exercise price per-Share of the option, less applicable withholding taxes.

     The Transaction will constitute a "change of control" for purposes of the change-of-control employment agreements that UAM has entered into with certain senior officers of UAM. The agreements provide generally that the officer's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the two-year period after the change of control. If UAM terminates the executive's employment (other than for cause, death or disability), or (in certain circumstances) the officer terminates his or her employment for any reason during the 30-day period following the first anniversary of the change of control, the officer is generally entitled to receive a multiple of the officer's annual base salary and annual bonus and UAM contributions made to the officer's defined contribution plan accounts for the most recent plan year, and continued welfare benefits for a number of years equal to the same multiple. In addition, the agreements provide that certain officers are entitled to receive payment in an amount sufficient to make the officers whole for any excise tax excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, provided such parachute payments exceed 110% of the maximum amount that could be paid without incurring any excise tax on the excess parachute payment, in which case the parachute payments would be reduced to prevent the imposition of the excise tax. Certain agreements provide for a reduction in payments if necessary to prevent imposition of the excise tax.

     Consummation of the Transaction would constitute an "assignment," as that term is defined in the 1940 Act, of each Portfolio's current investment advisory agreement. As required by the 1940 Act, each Portfolio's current investment advisory agreement automatically terminates in the event of its assignment. In anticipation of the Transaction, the board of trustees of each Portfolio, which is comprised of the same members as the board of trustees of the Trust (the "Board"), has proposed continuation of the advisory services under a new investment advisory agreement between each Portfolio and PIC for approval by shareholders of each Fund investing in the Portfolio. The Board has also proposed continuation of the advisory services under a 150-day interim management agreement between each Portfolio and PIC pending approval of the new investment advisory agreement by shareholders of each Fund investing in the Portfolio. Compensation earned by PIC under each interim management agreement is held in an interest-bearing escrow account pending shareholder approval of the new investment advisory agreement for a period of up to 150 days from the termination of the current investment advisory agreement. If shareholders approve the proposed investment advisory agreement, the amount held in the escrow account, plus interest, will be paid to PIC. If shareholders do not approve the proposed investment advisory agreement, PIC will be paid the lesser of the costs incurred in performing its services under the interim management agreement or the total amount in the escrow account, plus interest earned. The form of the new investment advisory agreement is attached to this proxy statement as EXHIBIT A. THE NEW INVESTMENT ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE PORTFOLIO'S CURRENT INVESTMENT ADVISORY AGREEMENT. IN ADDITION, EACH PORTFOLIO'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

SECTION 15(F) OF THE 1940 ACT

     Section 15(f) of the 1940 Act provides that a manager or investment adviser to a registered investment company (such as PIC as the investment adviser to the Portfolios), and the affiliates of such adviser (such as UAM), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), the Agreement provides that, for a period of three years after the Closing, Old Mutual and UAM will not take or recommend any action that would cause more than 25% of the trustees of the Trust or the Portfolios to be interested persons of PIC.

     With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     The Agreement provides that Old Mutual and UAM will not take or recommend any action that would constitute an unfair burden on any Portfolio or Fund within the meaning of Section 15(f). In this regard, UAM and its affiliates have agreed to maintain any maximum expense ratio disclosed in the current prospectus of any Fund for a period of two years from the date of the consummation of the Transaction, consistent with and subject to the existing conditions of any voluntary fee waivers unrelated to the Transaction.

DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENT

     Pursuant to each Portfolio's proposed investment advisory agreement, PIC will continue to act as its investment adviser. As indicated above, the proposed investment advisory agreement for each Portfolio is identical to its current investment advisory agreement. The interim management agreement approved by the Board will take effect only if the Transaction is consummated prior to approval of the proposed investment advisory agreement by the shareholders of the Funds, and will terminate upon such approval.

     Each Portfolio's current and proposed investment advisory agreements require PIC to

     *    Manage the investment and reinvestment of the Portfolio's assets;

     * Continuously review, supervise and administer the investment program of the Portfolio; and

     * Determine what portion of the Portfolio's assets will be invested in securities and what portion will consist of cash.

     PIC is also required to render regular reports to the Portfolio's officers and Board concerning the adviser's discharge of its responsibilities.

     The current and proposed investment advisory agreements also authorize PIC to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and directs PIC to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, PIC may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if PIC determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or PIC's overall responsibilities with respect to the Fund.

     The current and the proposed investment advisory agreement of each Portfolio obligate PIC to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the corresponding Fund's prospectus and applicable laws and regulations. Under the terms of the current investment advisory agreements, PIC has agreed to render its services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     Each Portfolio's current and proposed investment advisory agreement provides that PIC shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting PIC's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Each current and proposed investment advisory agreement also provides that each Portfolio will indemnify PIC against liabilities, losses and expenses incurred in connection with all liabilities, except those stated above and liabilities involving breach of PIC's fiduciary duties in respect of receipt of compensation for its services.

     Each current investment advisory agreement was approved at the Portfolio's inception by the Portfolio's initial shareholders. EXHIBIT B lists the following information for each Portfolio:

     * The date of its current advisory contract and the date on which it was last approved by the Board;

     *    The rate of compensation of PIC;

     * Advisory fees before expense reimbursements and net advisory fee paid for last fiscal year; and

     *    Administration fees paid to PIC by the Funds for last fiscal year

DIRECTORS AND OFFICERS OF PIC

     Information about the directors and principal executive officers of PIC is set forth below. The Address of each is the same as that of PIC.

                                                                   PRINCIPAL OCCUPATION
NAME                                POSITION WITH PIC              DURING THE PAST FIVE YEARS
----                                -----------------              --------------------------
Robert Marvin Kommerstad          President/Chairman               President and Chairman of
                                                                   PIC since February 1995

George Edward Handtmann III       Executive Managing Director      Executive Managing Director of PIC
                                                                   Since January 1998. Managing
                                                                   Director from February 1982 to
                                                                   January 1998

Larry Dee Tashjian                Executive Managing Director      Executive Managing Director of PIC
                                                                   since January 1998. Managing Director
                                                                   of PIC from August 1981 to January 1998.

Thomas John Condon                Managing Director                Managing Director of PIC since
                                                                   February 1995.

Lauro Fernando Guerra             Managing Director                Managing Director of PIC since
                                                                   February Executive VP, Research
                                                                   from June 1983 to February 1997.

Jeffrey John Miller               Managing Director and            Managing Director and Secretary of
                                                                   Secretary PIC since February 1995

Thomas Michael Mitchell           Managing Director                Managing Director of PIC since May 1995.
                                                                   Executive Vice President from May 1983
                                                                   to May 1999.

Frederick Brown Windle            Managing Director                Managing Director of PIC since May 1995.
                                                                   Executive Vice President, Marketing at
                                                                   PIC from Mary 1983 to May 1999.

Aaron Webster Lee Eubanks, Sr.    Senior Vice President            Senior Vice President & Chief Operating
                                                                   Officer of PIC since August 1999. Senior
                                                                   Vice President and Director of Operations
                                                                   at PIC from February 1999 to August 1999.
                                                                   Head of Operations/Systems at PIC from
                                                                   February 1995 to February 1999.

William Todd Warnick              Vice President and               Vice President and Chief Financial
                                  Chief Financial Officer          Officer of PIC since August 1999.
                                                                   Vice President and Controller at PIC
                                                                   From February 1998 to August 1999.
                                                                   Controller of PIC from November 1995
                                                                   to February 1998.

Jeffrey Dale Lovell               Director                         Director of PIC since May 1999. Managing
                                                                   Director & President of Putnam, Lovell
                                                                   et al since April 1988.

                           RECOMMENDATION OF TRUSTEES

     On August 10, 2000, representatives of PIC advised the independent Trustees that UAM had entered into the Transaction Agreement. At that time, representatives of PIC described the general terms of the proposed Transaction and the perceived benefits for the UAM organization and for its investment advisory clients. The independent Trustees discussed the transaction among themselves and with representatives of PIC. They were assisted in their review of this information by their independent legal counsel. PIC has advised the independent Trustees that that it does not expect the proposed Transaction to have an immediate material effect on the operations of the Funds, the Portfolios or their shareholders, and that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds or the Portfolios.

     On August 10, 2000, the Board, including a majority of the independent Trustees, voted to approve the interim management agreements and the investment advisory agreements and to recommend their approval to shareholders of the Funds. The Board confirmed that the proposed investment advisory agreement of each Portfolio was identical to its current advisory agreement. Based on the representations of PIC and UAM and their review of the proposed Transaction, the Board concluded that the Transaction was not likely to have any adverse effect on the operations of the Funds or their shareholders.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND
                           VOTE TO APPROVE PROPOSAL 1

                               GENERAL INFORMATION

     As of the record date for the meeting, the Trust had the following number of shares outstanding:

Fund Name                                                            Fund Shares
---------                                                            -----------
Provident Investment Counsel Balanced Fund A                          2,203,942
Provident Investment Counsel Growth Fund A                              408,986
Provident Investment Counsel Growth Fund B                               88,897
Provident Investment Counsel Growth Fund I                            8,983,813
Provident Investment Counsel Mid Cap Fund A                           1,129,331
Provident Investment Counsel Mid Cap Fund B                             269,907
Provident Investment Counsel Mid Cap Fund C                              33,735
Provident Investment Counsel Small Company Growth Fund A              3,099,094
Provident Investment Counsel Small Company Growth Fund B                 89,814
Provident Investment Counsel Small Company Growth Fund C                  4,887
Provident Investment Counsel Small Cap Growth Fund I                  6,795,452

     To the knowledge of the Trust's management, as of August 2, 2000, the only persons owning of record or benefically more than 5% of the outstanding shares of the Funds were as follows:

PROVIDENT INVESTMENT COUNSEL BALANCED FUND A:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
UMBSC & CO Trste                              1,112,393              50.47%
FBO Lillick & Charles LLP
PO Box 419175
Kansas City, MO 64141-6175

Gilbert Papazian IRA                            213,869               9.70%
1445 S. Down Rd
Hillsborough, CA 94010

Straffe & Co                                    183,933               8.35%
FBO Safelite Glass
PO Box 160
Westerville, OH 43086

Sanwa Bank California Tste                      124,972               5.67%
FBO Beth Whipple
PO Box 60078 M/S OC4-5
Los Angeles, CA 90060

Gilbert Papazian & Margaret Papazian Trste      119,035               5.40%
For Gilbert & Margaret Papazian Trust DTD
1/23/89
1445 S. Down Rd
Hillsborough, CA 94010

PROVIDENT INVESTMENT COUNSEL GROWTH FUND A:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
Wilmington Trust Co                             267,271              67.55%
FBO Mustang Employee 401K
C/o Mutual Funds
PO Box 8971
Wilmington DE, 19899-8971

William A. Eddy and Joan D Eddy Trste            53,756              13.14%
For William A & Joan D Eddy Revoc Living
Trust DTD 9/14/83
5420 Las Lomas Street
Long Beach, CA 90815

PROVIDENT INVESTMENT COUNSEL GROWTH FUND B:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
Merrill Lynch Pierce Fenner & Smith              68,151              76.66%
For the Sole Benefit of Its Customers
Attn Service Team
4800 Deer Lake Dr East 3rd Flr
Jacksonville, FL 32246

Robert W Baird Co Inc.                            5,483               6.17%
777 East Wisconsin Avenue
Milwaukee, WI 53202-5391

PROVIDENT INVESTMENT COUNSEL GROWTH FUND I:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
Vanguard Fiduciary Trust Co Tste              2,674,652              29.77%
FBO Memorial Health Services Plan
Attn Specialized Services
PO Box 2600 VM 421
Valley Forge, PA 19482

Milbank Tweed Hadley & McCloy Partners'         648,663               7.22%
Retirement Plan
3 Chase Metrotech Center 5th Fl
Brooklyn, NY 11245

Mercantile Safe Deposit & Trust Co Trste        455,185               5.07%
FBO NFL Supplemental Exec Ret Plan Trust
Attn Mutual Funds
766 Opld Hammonds Ferry Rd
Linthicum, MD 21090

PROVIDENT INVESTMENT COUNSEL MID CAP FUND A:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
Merrill Lynch                                   301,150              26.67%
Attn Fund Admin SEC 97NM9
4800 Deer Lake Drive East 2nd Fl
Jacksonville, FL 32246

George E. Handtmann III Trste                    97,013               8.59%
For Handtmann Family Trust
333 Lambert Rd.
Carpinterial, CA 93013

Donaldson Lufkin & Jenrette Secs Corp.           88,815               7.86%
Attn Mutual Funds
PO Box 2052
Jersey City, NJ 07303

Larry D Tashjian and Karen D Tashjian Trstes     87,521               7.75%
For Tashjian Family Trust
612 Bershire Avene
La Canada, CA 91011

Thomas J & Julie H Condon Trste                  79,718               7.06%
For The Dondon Family Trust
850 Holladay Rd
San Marino, CA 91108

PROVIDENT INVESTMENT COUNSEL MID CAP FUND B:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
Merrill Lynch Pierce Fenner & Smith             261,568              96.91%
For the Sole Benefit of Its Customers
Attn Service Team
4800 Deer Lake Dr East 3rd Flr
Jacksonville, FL 32246

PROVIDENT INVESTMENT COUNSEL MID CAP FUND C:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
Merrill Lynch Pierce Fenner & Smith              33,685              99.85%
For the Sole Benefit of Its Customers
Attn Service Team
4800 Deer Lake Dr East 3rd Flr
Jacksonville, FL 32246

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND A:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
UMBSC & Co                                      724,199              23.37%
FBO Interstate Brands Corp
Aggressive Growth Acct
PO Box 419175
Kansas City, MO  64141-6175

Atlantic Trust Company NA                       504,071              16.27%
Nominee Account
Attn Mutual Funds
100 Federal Street 37th Floor
Boston, MA  02110

Strafe & Co                                     426,001              13.75%
FAO 7000374600
P.O. Box 160
Westerville, OH 43086-0160

Charles Schwab & Co Inc.                        288,062               9.30%
Special Custody Acct for Ben of Cust
Reinvest Account
101 Montgomery St
San Francisco, CA 94104-4122

UMBSC & Co Trste                                247,582               7.99%
FBO IBC Savings Inv AGG GR
P.O. Box 419260
Kansas City, MO  64141

UMBSC & Co                                      237,003               7.65%
FBO Interstate Brands Unit
Elect-Mod Grt
PO Box 419175
Kansas City MO  64141-6175

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND B:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
Merrill Lynch Pierce Fenner & Smith              87,696              97.64%
For the Sole Benefit of Its Customers
Attn Service Team
4800 Deer Lake Dr East 3rd Flr
Jacksonville, FL 32246

PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND C:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
Merrill Lynch Pierce Fenner & Smith               4,837              98.98%
For the Sole Benefit of Its Customers
Attn Service Team
4800 Deer Lake Dr East 3rd Flr
Jacksonville, FL 32246

PIC SMALL CAP GROWTH FUND I:

                                              Number of
Name & Address                              Shares Owned        % of Fund Shares
--------------                              ------------        ----------------
State Street Bank and Trust Company           1,684,353              24.79%
Trst Glaxo Wellcom Inc. Master Retire Tr
TRATTN Jeff Peterson Master TR Div SWB5-
105 Rosemont Ave
West Wood, MA  02090

HSBC Bank USA Trste                           1,181,650              17.39%
HSBC Bank USA Tip C3
PO Box 1329
Buffalo, NY  14240

Summit Bank Trste                               986,179              14.51%
For Atlantic Health System Pension Trust
210 Main St 7th Floor
Hackensack, NJ  07602

State Street Bank and Trust Company             932,406              13.72%
Trst Glaxo Wellcom Cash Balance Plan
105 Rosemont Ave
Westwood, MA  02090

US Bank National Assoc                          923,435              13.59%
Cust Idaho Power Co Emp Savings
PO Box 64010
St. Paul, MN  55164-0010

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                         TRUSTEES AND EXECUTIVE OFFICERS

     Information about the executive officers and Trustees of the Trust and Portfolios is set forth below. The address of each is the same as that of PIC and the Funds.

                                 POSITIONS AND OFFICES WITH THE       PRINCIPAL OCCUPATIONS DURING
NAME AND AGE                           TRUST OR PORTFOLIOS                THE PAST FIVE YEARS
------------                           -------------------                -------------------
Douglass B. Allen* 38          Trustee and President of the         Vice President of PIC.
                               Trust and the Portfolios

Aaron W.L. Eubanks, Sr., 38    Vice President and Secretary of      Chief Operating Officer of PIC since
                               the Trust and the Portfolios         August, 1999; formerly, Director of
                                                                    Operations of PIC

William T. Warnick, 31         Vice President and Treasurer of      Chief Financial Officer of PIC since
                               the Trust and the Portfolios         August, 1999; formerly, Controller of PIC

Jettie M. Edwards, 54          Trustee of the Trust and the         Consulting principal of Syrus Associates,
                               Portfolios                           Inc. consulting firm; Director of the
                                                                    PBHG Funds, Inc.; Director of PBHG
                                                                    Insurance Series Fund, Inc.; Trustee of
                                                                    EQ Advisors Trust.

Richard N. Frank, 76           Trustee of the Trust and the         Chairman, Lawry's Restaurants, .Inc.;
                               Portfolios                           formerly, Chairman of Lawry's Foods, Inc.

James Clayburn LaForce, 76     Trustee of the Trust and the         Dean Emeritus, John E. Anderson Graduate
                               Portfolios                           School of Management, University of
                                                                    California, Los Angeles.  Director of The
                                                                    Black Rock Funds.  Trustee of The Payden
                                                                    & Rygel. Investment Group.  Director of
                                                                    the Timken Co., Jacobs Engineering Group
                                                                    and TIM.

Angelo R. Mozilo, 61           Trustee of the Trust and the         Chairman and CEO and President of
                               Portfolios                           Countrywide Credit Industries (mortgage
                                                                    banking)

Wayne H. Smith, 59             Trustee of the Trust and the         Vice President Financial Services and
                               Portfolios                           Treasurer of Avery Dennison Corporation
                                                                    (pressure sensitive material and office
                                                                    products manufacturer)

Thomas J. Condon*, 61          Trustee of the Trust and the         Managing Director of PIC.
                               Portfolios

* Denotes Trustees who are "interested persons" of the Trust or the Portfolios under the 1940 Act.

                               PAYMENT OF EXPENSES

     United Asset Management Corporation or its affiliated companies will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

                              SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

                             REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of the most recent Annual and Semi-Annual Reports to Shareholders of the Funds on request. Requests for such reports should be directed to the Trust c/o Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101-4022, or to (800) 576-8229.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        Douglass B. Allen
                                        President

Pasadena, California
September 11, 2000

                                                                       EXHIBIT A

                        FORM OF NEW MANAGEMENT AGREEMENT
                          PIC _______________ PORTFOLIO


     AGREEMENT made this _____ day of___________, 2000, by and between PIC _____________ PORTFOLIO (the "Trust"), a trust organized under the laws of the State of New York, and PROVIDENT INVESTMENT COUNSEL, INC. (the "Advisor"), a Massachusetts corporation.

                              W I T N E S S E T H:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

     l. In General

          The Trust hereby appoints the Advisor to act as investment adviser to the Trust. The Advisor agrees, all as more fully set forth herein, to provide professional investment management with respect to the investment of the assets of the Trust and to supervise and arrange the purchase and sale of securities held in the portfolio of the Trust.

     2. DUTIES AND OBLIGATIONS OF THE ADVISOR WITH RESPECT TO MANAGEMENT OF THE TRUST

          (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Advisor shall:

               (i) Decide what securities shall be purchased or sold by the Trust and when; and

               (ii) Arrange for the purchase and the sale of securities held in the portfolio of the Trust by placing purchase and sale orders for the Trust.

          (b) Any investment purchases or sales made by the Advisor shall at all times conform to, and be in accordance with, any requirements imposed by:
     (l) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act, or as amended by the shareholders of the Trust.

          (c) The Advisor shall give the Trust the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement related, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Trust shall indemnify the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) from any liability arising from the Advisor's conduct under this Agreement to the extent permitted by the Declaration of Trust and applicable law.

          (d) Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the Act) of the Advisor from acting as investment adviser or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

          (e) It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act except for information supplied by the Advisor for inclusion therein.

     3. Broker-Dealer Relationships

          In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held by the Trust by placing purchase and sale orders for the Trust, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Trust to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized to consider the reliability, integrity and financial condition of the broker. The Advisor is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Advisor. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion. The Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) provide lawful and appropriate assistance to the Advisor in the performance of its decision-making responsibilities; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Trust recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Advisor also is authorized to consider sales of shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution", as defined above.

     4. Allocation of Expenses

          The Advisor agrees that it will furnish the Trust, at the Advisor's expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Advisor will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Advisor or its Administrator; (v) legal and audit expenses; (vi) fees and expenses of the Trust's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports, notices, proxy material and prospectuses to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor or other industry association; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; (xiii) fees of the Trust's Administrator and
     (xiii) the organization costs of the Trust.

     5. Compensation of the Advisor

          (a) The Trust agrees to pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, an annual management fee, payable monthly and computed on the value of the net assets of the Trust as of the close of business each business day at the annual rate of ____% of such net assets of the Trust.

          (b) In the event the expenses of the Trust (including the fees of the Advisor and the Administrator and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions in states where the Trust's shares are registered or qualified for sale, the Advisor will reduce its fee by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust so that at no time will there be any accrued but unpaid liability under this expense limitation.

     6. Duration and Termination

          (a) This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect until the earlier of December ___, 2002 or the first meeting of shareholders of the Trust and, if approved at that meeting, until the next December 30 after that meeting and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust.

          (b) This Agreement may be terminated by the Advisor at any time without penalty upon giving the Trust sixty (60) days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Advisor sixty (60) days' written notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust. This Agreement shall automatically terminate in the event of its assignment (as so defined).

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.


                                        PIC ______________ PORTFOLIO


                                        By
                                           -------------------------------------

ATTEST:
       -------------------------------


                                        PROVIDENT INVESTMENT COUNSEL, INC.


                                        By
                                           -------------------------------------

ATTEST:
       -------------------------------

EXHIBIT B

A. Advisory Fees

                                                              Annual
                                                            Investment      Annual Expense
                                           Last Approved  Advisory Fee as   Limitation (as    Advisory Fee
                          Date of Current      by the     a Percentage of  a percentage of   without Expense  Net Advisory
                            Management        Board of     Average Daily    Average Daily    Limitation for   Fee for Last
         Portfolio           Agreement        Trustees      Net Assets       Net Assets)    Last Fiscal Year  Fiscal Year
         ---------           ---------        --------      ----------       -----------    ----------------  -----------
PIC Balanced Portfolio        6/11/92         12/15/99         0.60%            0.80%          $  191,721      $  101,317
PIC Growth Portfolio          6/11/92         12/15/99         0.80%            1.00%           1,337,089       1,329,942
PIC Mid Cap Portfolio        12/31/97         12/15/99         0.70%            0.90%              58,869               0
PIC Small Cap Portfolio       9/30/93         12/15/99         0.80%            1.00%           1,793,492       1,789,614

B. Co-Administration Fees Paid by the Trust

                                                               Annual Expense        Administration Fee
                                                             Limitation* (as a        without Expense      Net Administration
                                                           percentage of Average    Limitation for Last       Fee for Last
                    Fund                                     Daily Net Assets)          Fiscal Year           Fiscal Year
                    ----                                     -----------------          -----------           -----------
Provident Investment Counsel Balanced Fund A                       1.05%                  $ 63,395             $       0
Provident Investment Counsel Growth Fund A                         1.35%                    11,251                     0
Provident Investment Counsel Growth Fund B                         2.10%                       458                     0
Provident Investment Counsel Growth Fund I                         1.25%                   322,505               137,889
Provident Investment Counsel Mid Cap Fund A                        1.39%                    16,589                     0
Provident Investment Counsel Mid Cap Fund B                        2.14%                       124                     0
Provident Investment Counsel Mid Cap Fund C                        2.14%                       N/A                   N/A
Provident Investment Counsel Small Company Growth Fund A           1.55%                     2,263                     0
Provident Investment Counsel Small Company Growth Fund B           2.10%                        59                     0
Provident Investment Counsel Small Company Growth Fund C           2.10%                       N/A                   N/A
Provident Investment Counsel Small Cap Growth Fund I               1.00%                   386,716              244,4.37

* Includes expenses allocated from the Portfolios.

                                      PROXY
            SPECIAL MEETING OF SHAREHOLDERS OF PIC INVESTMENT TRUST,
                                OCTOBER 13, 2000
                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Douglass B. Allen and Aaron W.L. Eubanks, Sr., and each of them individually, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of PIC Investment Trust (the "Trust") to be held on October 13, 2000 at the offices of Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101 at 10:00 a.m., or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on August 2, 2000. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

     A signed proxy will be voted in favor of the Proposal listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on August 2, 2000. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

     Please vote by filling in the boxes below.

     Proposal 1 To approve a new management agreement between the Portfolio in which the Fund invests and Provident Investment Counsel, Inc. ("PIC") pursuant to which PIC will act as adviser with respect to the assets of the Portfolio, to become effective upon the closing of the Transaction.

           FOR [ ]                AGAINST [ ]              ABSTAIN [ ]

     Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.


------------------------------------   -----------------------------------------
[Shareholder Name]                     [Joint Shareholder Name, if held jointly]


------------------------------------   -----------------------------------------
Title (if applicable)                  Title (if applicable)

Date:                                  Date:
------------------------------------   -----------------------------------------